Exhibit 99.1

TOYOTA FINANCIAL SERVICES 1 Presentation Materials for Investors June 2023

TOYOTA FINANCIAL SERVICES 2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Ref orm Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, in cluding the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the f orward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sa le of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our cor porate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encou rag e investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corpo rat ion Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website.

Disclaimer

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation ("TMCC").
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation and its contents are directed only at and may only be communicated to (a) persons in member states of the European Economic Area who are "qualified investors" within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 and (b) persons in the United Kingdom who are "qualified investors" within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 as it forms part of United Kingdom domestic law by virtue of the European Union (Withdrawal) Act 2018 ("EUWA") who are (i) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (ii) high net worth entities and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, or (iii) other persons to whom it may otherwise lawfully be communicated (all such persons in (a) through (b) are collectively referred to as "Relevant Persons"); and in all cases are capable of being categorized as (i) in the European Economic Area, an eligible counterparty or a professional client, each as defined in Directive 2014/65/EU (as amended) or (ii) in the United Kingdom, an eligible counterparty (as defined in the FCA Handbook Conduct of Business Sourcebook) or a professional client (as defined in Regulation (EU) No 600/2014 as it forms part of United Kingdom domestic law by virtue of the EUWA) (such persons in (i) and (ii) being referred to as "Eligible Persons").
- This presentation must not be acted or relied on by persons who are not both Relevant Persons and Eligible Persons. Any investment or investment activity to which this presentation relates is available only to persons who are both Relevant Persons and Eligible Persons and will be engaged in only with persons who are both Relevant Persons and Eligible Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the Euro Medium Term Note Programme base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 16 September 2022, as supplemented from time to time (together, the "Prospectus") together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at https://www.londonstockexchange.com/news?tab=news-explorer. Investors should read the Prospectus before making an investment decision in order to fully understand the potential risks and rewards associated with the decision to invest in any securities of TMCC issued under the Euro Medium Term Note Programme. Approval of the Prospectus by the Central Bank of Ireland and the Financial Conduct Authority should not be understood as an endorsement of securities issued by TMCC under the Euro Medium Term Note Programme.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed (http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 3

TOYOTA FINANCIAL SERVICES 4 Toyota’s Global Business Markets vehicles in approximately 200 countries and regions 50 overseas manufacturing organizations in 27 countries and regions besides Japan AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services OTHER BUSINESSES Housing Marine Telecommunications e - Business Intelligent Transport Services Biotechnology & Afforestation

TOYOTA FINANCIAL SERVICES 5 TMC Financial Highlights ¥ in billions TMC has adopted International Financial Reporting Standards (IFRS) beginning with the first quarter of the fiscal year ended Mar ch 2021 (1) Cash and cash equivalents, time deposits, public and corporate bonds and its investment in monetary trust funds, excluding in ea ch case those relating to financial services (2) Capital Expenditures do not include vehicles in operating lease or right of use assets (3) R&D activity related expenditures incurred during the reporting period Source: TMC Q4 FY2021 Financial Summary; TMC Q4 FY2022 Financial Summary, TMC Q4 FY2023 Financial Summary

TOYOTA FINANCIAL SERVICES 6 Toyota Operations Across the US Source : Toyota USA website

TOYOTA FINANCIAL SERVICES 7 Toyota Motor North America, Inc. $38.6B+ Direct investment in the U.S. as of December 31, 2023 32M+ Vehicles assembled in US since 1986 with over 60 years of US presence $10.1B Announced new investments into U.S. manufacturing operations in the last two years to support electrification efforts 24% TMNA sales came from alternative power vehicles in CY2022 #1 Toyota was the number one retail brand for the 11 th consecutive year 30 BEV models expected globally by 2030 Source : Toyota Motor North America, Inc. Reports

TOYOTA FINANCIAL SERVICES 8 Toyota and Lexus 3 rd Party Accolades Quality, dependability, safety and product appeal remain high as reflected by numerous 3 rd party accolades 2022 Fortune Toyota ranked 34 th on “World’s Most Admired Companies” and the No. 1 Motor Vehicle company (8 th year running) 2023 IIHS Top Safety Pick Awards 10 qualifying Toyota models (5 pick+) 5 qualifying Lexus models (4 pick+) 2023 Kelley Blue Book Lowest 5 - Year Cost to Own Brand Toyota and Lexus 2023 J.D. Power and Associates Vehicle Dependability Survey Lexus ranked highest in overall dependability while TMC received 6 model - level awards, the most of any parent corporation 2023 Kelley Blue Book Brand Image Awards Most Trusted Brand: Toyota Most Trusted Luxury Brand: Lexus Best Truck Brand: Toyota 2022 MY NHTSA 5 - Star Overall Rating 21 Toyota models 10 Lexus models 2022 U.S. News Best Cars for the Money Toyota Avalon winner of best large car; RAV4 Hybrid, Corolla, Camry and Camry Hybrid all finalists in their categories 2023 Kelley Blue Book Best Resale Value - Brand Toyota - sixth time in seven years with four category wins Lexus - earning this award for the eighth time May 2023 IIHS Used Vehicle List Best Choices for Teens 7 Toyota vehicles US News: The 14 Cars with the Best Gas Mileage in 2023 3 Toyota models 2 Lexus models 2022 Interbrand Best Global Brands Toyota named world’s No. 1 most valuable automotive brand and No. 6 most valuable overall sectors 2022 U.S. News Best Cars for Families Highlander Hybrid winner for best hybrid & electric SUV; Avalon winner for best large car; Camry, Camry Hybrid, Avalon Hybrid and RAV4 are all finalists in their categories

TOYOTA FINANCIAL SERVICES 9 Toyota and Lexus Vehicle Highlights RAV4 (Hybrid/PHEV) Lexus RX (Hybrid/PHEV) Tundra (Hybrid) Prius (Hybrid/PHEV) Sequoia (Hybrid) Venza (Hybrid) Lexus RZ (BEV) bZ4x (BEV)

TOYOTA FINANCIAL SERVICES 10 Battery EV Development Global Battery EV vehicles sales by 2030 Total BEVs 3.5 million (Lexus 100% BEVs in N. America, Europe, and China) 10 models and 1.5 million units by 2026 Toyota’s investment in electrification 1 (R&D and CAPEX) BEVs 5 trillion yen (incl. 2 trillion yen for batteries) HEVs PHEVs FCEVs 4 trillion yen Total 9 trillion yen (1) Investment amount from 2022 to 2030 (9 years) Source : Company Reports.

TOYOTA FINANCIAL SERVICES 11 Toyota CASE Technologies TRI - P4 e - Palette Fuel Cell and Battery Electric Connected Autonomous Shared Electric

TOYOTA FINANCIAL SERVICES 12 Toyota Financial Services

TOYOTA FINANCIAL SERVICES 13 TFS Group Global Presence JAPAN REGION EUROPE/AFRICA REGION CHINA REGION ASIA/PACIFIC REGION AMERICAS OCEANIA REGION Finland Sweden Norway Denmark Vietnam Netherlands Ireland Germany UK France Czech Poland Slovakia Hungary Portugal Spain Italy Kazakhstan China Korea Japan Taiwan India Thailand Russia Philippines Malaysia Indonesia South Africa Australia New Zealand Argentina Brazil Venezuela Mexico Puerto Rico Canada U.S.A. Colombia

TOYOTA FINANCIAL SERVICES 14 Toyota Motor Credit Corp (TMCC) Toyota Motor Corporation (TMC) Toyota Financial Services Corporation (TFSC) Toyota Motor Credit Corporation (TMCC) • Over 4.7 million active finance contracts (1) • A+/A1/A+ (2) rated captive finance company by S&P/Moody’s/Fitch • Credit support agreement structure with TFSC/TMC (3) (1) As of June 2023 . Source : Company Reports (2) S&P, Fitch and Moody’s Outlook Stable (3) The Credit Support Agreements do not apply to securitization transactions

TOYOTA FINANCIAL SERVICES 15 ▪ Voluntary Protection Products • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel • Key Replacement Protection • Used Vehicle Limited Warranty TMCC Products and Services ▪ Dealer Financing • Wholesale • Real Estate • Working Capital • Revolving Credit Lines ▪ Consumer Financing • Retail • Lease Source : TMCC March 31 , 2023, 10 - K. Reflects Operating Lease and Retail Financing revenues; Dealer Financing revenues; and Voluntary protection contract revenues and insurance earned premiums for the twelve months ended March 31 , 2023

TOYOTA FINANCIAL SERVICES 16 Field Organization Overview TFS HQ Customer Service Center (CSC) Plano, TX Phoenix, AZ Cedar Rapids, IA Baltimore, MD Atlanta, GA Henderson, NV Dealer Service Center (DSC) Toyota Financial Savings Bank Restructuring to better serve customers by relocating and streamlining customer service operations and investing in new technology (1) (1) On March 24, 2021, TMCC announced the restructuring of our customer service operations to better serve our customers by r elo cating and streamlining the customer service operation and investing in new technology. The restructuring is substantially co mpl ete, and our field operations now include three regional experience centers (each, an "Experience Center" and together the "Experience Centers") lo cated in Chandler, Arizona (serving the West region), Plano, Texas (serving the Central region) and Alpharetta, Georgia (serv ing the East region).

TOYOTA FINANCIAL SERVICES 17 TMCC Earning Asset Composition $ in billions (P ercentages may not add to 100% due to rounding) TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 Source: TMCC March 31, 2021 10 - K, March 31, 2022 10 - K, March 31, 2023 10 - K 37.9 36.4 37.1 35.5 29.9 53.0 56.4 65.6 72.2 78.2 17.5 17.6 13.5 10.2 12.1 $108.4 $110.4 $116.2 $117.9 $120.1 Mar-19 Mar-20 Mar-21 Mar-22 Mar-23 Total Managed Assets Lease Retail Wholesale 10% 65% 25% 41.9 44.0 43.9 51.3 49.4 11.1 12.4 21.7 20.9 28.8 $53.0 $56.4 $65.6 $72.2 $78.2 0 10 20 30 40 50 60 70 80 Mar-19 Mar-20 Mar-21 Mar-22 Mar-23 Retail Assets Unencumbered Sold 63% 37% 32.6 30.8 30.5 23.6 18.8 5.3 5.6 6.6 11.9 11.1 $37.9 $36.4 $37.1 $35.5 $29.9 0 10 20 30 40 50 Mar-19 Mar-20 Mar-21 Mar-22 Mar-23 Lease Assets Unencumbered Sold 63% 37%

TOYOTA FINANCIAL SERVICES 18 TMCC Financial Performance $ in millions (1) 60+ Days Delinquent, Allowance for Credit Losses, and Net Credit Losses : percentage of gross earning assets (2) Allowance for Credit Losses : the quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before all owa nce for credit losses). (3) Net Credit Losses : results are annualized and for Finance Receivables only Source: TMCC March 31, 2021 10 - K & March 31, 2023 10 - K

TOYOTA FINANCIAL SERVICES 19 TMCC Funding Programs

TOYOTA FINANCIAL SERVICES 20 TMCC Funding Program Overview Investor Focused Long - Term Perspective Best - in - Class Execution Responsive Flexible Innovative Diversity & Inclusion Green Bonds November 2017 Toyota Motor Credit Corporation €600mn 0.00% Green Notes due 2021 €600mn 0.625% Notes due 2024 Source : TMCC March 31, 2023, 10 - K and Company Reports (1) As of March 31, 2023 , includes $2.5Bn of available credit in a revolving asset - backed facility P - 1 | A - 1+ | F - 1 . Direct Issue Commercial Paper Program $22.1B Undrawn Committed Bank Credit Facilities (1) $9.1B Average Liquidity Portfolio Balance for FY23 $70B + Unencumbered Retail Loans and Leases EUR NZD JPY USD GBP AUD Global Issuance Capacity Intercompany Lending Infrastructure

TOYOTA FINANCIAL SERVICES 21 Commercial Paper Highlights P – 1 | A – 1+ | F1 Moody’s S&P Fitch Highest Short - Term Ratings TCCI TFA TMCC TMFNL TCPR Five Distinct Programs $15.0B | $4.6B Syndicated Other Backed by $19.6B of Committed Bank Credit (1) $17.4B Average Outstanding Balance TMCC and TCPR during FY23 700+ Investors State and Local, Corporates, Pension Funds, Asset Managers, Financial Institutions DOCP <GO> Rates Posted Daily on Bloomberg Source : TMCC March 31 , 2023, 10 - K and Company Reports (1) As of March 31, 2023

TOYOTA FINANCIAL SERVICES 22 TMCC FY 2023 Funding Overview As of March 31, 2023 (1) Net of retained (2) Funding from asset - backed loans and ABCP Conduits Figures may not add up to 100% due to rounding ABS , 51% Global , 27% MTN , 12% Other , 6% Uridashi , 5% $38.9B Term Debt Funded FY 2023 $19.2B $6.7B $13.0B Unsecured Public and 144A ABS (1) Private ABS (2)

TOYOTA FINANCIAL SERVICES 23 Diversification in Debt Offerings As of March 31, 2023 $ in millions (1) EMTN total outstanding balance includes the effect of cross - currency interest rate swaps and differs from amounts shown in T MCC’s financial statements. Global MTN , $39,150 EMTN / Eurobonds , $12,549 MTN , $6,577 Other , $3,700 Other Secured - Loan , $9,609 Other Secured - Lease , $5,997 Loan ABS - TAOT , $9,216 Revolving Loan ABS - TALNT , $6,365 Lease ABS - TLOT , $1,590 Public + Private ABS, $32,777 TMCC Outstanding Term Debt - $94.8 billion¹

TOYOTA FINANCIAL SERVICES 24 Funding Flexibility and Responsiveness (1) Unsecured U.S. MTN issuances, excluding Structured Notes and Retail Demand Notes Percentages may not add to 100% due to rounding Source: Company Reports 49% 73% 45% 47% 53% 38% 20% 45% 44% 38% 13% 8% 10% 10% 9% FY19 FY20 FY21 FY22 FY23 Diversification Across the USD Curve (1) <=2yrs 3-5yrs 7-10yrs

TOYOTA FINANCIAL SERVICES 25 Retail Loan and Lease Origination and Portfolio Performance

TOYOTA FINANCIAL SERVICES 26 Credit Decisioning & Collections Disciplined Underwriting Consistent and conservative underwriting standards designed to limit delinquencies and credit losses • Key mission is to support Toyota and Lexus brand and vehicle sales • Continued focus on prime originations • Proprietary credit scores that leverage TMCC’s extensive origination history • Regular statistical validations of predictive power Servicing Optimization Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth • Emphasis on early intervention • Reinforcement of strong compliance management system • Focus on analytics and technology to prioritize high risk accounts and manage loss severities

TOYOTA FINANCIAL SERVICES 27 Retail Loan: Cumulative Net Losses by Vintage Source : Company Reports as of March 31 , 2023 2015 2016 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

TOYOTA FINANCIAL SERVICES 28 Retail Loan Managed Portfolio Performance Source: Company Reports as of March 31, 2023 $73 $67 $63 $56 $53 $53 $51 FY23 FY22 FY21 FY20 FY19 FY18 FY17 Receivables Principal Balance ($B) $67 $73 Mar 2022 Mar 2023 3.38 3.27 3.24 3.14 3.10 3.16 3.18 FY23 FY22 FY21 FY20 FY19 FY18 FY17 Contracts Outstanding (#M) 3.27 3.38 Mar 2022 Mar 2023 0.0% 0.5% 1.0% FY23 FY22 FY21 FY20 FY19 FY18 FY17 0.33% 0.68% Mar 2022 Mar 2023 Gross Charge Offs 0.25% 0.60% Mar 2022 Mar 2023 Net Losses Performance by Principal Balance Outstanding 0.0% 0.5% 1.0% 1.5% 2.0% FY23 FY22 FY21 FY20 FY19 FY18 FY17 0.65% 0.88% 0.86% 1.06% Mar 2022 Mar 2023 Mar 2022 Mar 2023% 60+D Past Due % Repossessed Performance by Contracts Outstanding

TOYOTA FINANCIAL SERVICES 29 Retail Loan Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of March 31, 2023. Includes retail loans for Toyota and Lexus brands only 40% 48% 44% 39% 8% 31% 27% 30% 27% 40% 29% 25% 26% 34% 52% CY19 CY20 CY21 CY22 CY23 APR Distribution* <4.0% 4.0%-5.99% >=6.0% 740 730 726 732 730 CY19 CY20 CY21 CY22 CY23 Weighted Average FICO 69 70 72 70 69 CY19 CY20 CY21 CY22 CY23 Weighted Average Original Term 27% 32% 36% 34% 34% 73% 68% 64% 66% 66% CY19 CY20 CY21 CY22 CY23 New vs Used Used New

TOYOTA FINANCIAL SERVICES 30 TAOT ABS Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of May 31, 2023 761 765 2018-B 2023-B Weighted Average FICO $18,643 $26,607 2018-B 2023-B Average Principal Balance 66 66 51 55 14 11 2018-B 2023-B Original Term Remaining Term Seasoning Weighted Avg Orig and Rem Term (months) 49% 29% 52% 71% 2018-B 2023-B Receivables by Vehicle Type (%)* Sedans and Vans Trucks and SUVs

TAOT ABS Cumulative Net Losses



2010, 2011, 2012, 2013 Series
TAOT 2010-A
TAOT 2010-B
TAOT 2010-C
TAOT 2011-A
TAOT 2011-B
TAOT 2012-A
TAOT 2012-B
TAOT 2013-A
TAOT 2013-B
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49



2014, 2015, 2016 Series
TAOT 2014-A
TAOT 2014-B
TAOT 2014-C
TAOT 2015-A
TAOT 2015-B
TAOT 2015-C
TAOT 2016-A
TAOT 2016-B
TAOT 2016-C
TAOT 2016-D
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49



2017, 2018, 2019 Series
TAOT 2017-A
TAOT 2017-B
TAOT 2017-C
TAOT 2017-D
TAOT 2018-A
TAOT 2018-B
TAOT 2018-C
TAOT 2018-D
TAOT 2019-A
TAOT 2019-B
TAOT 2019-C
TAOT 2019-D
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49



2020, 2021, 2022, 2023 Series
TAOT 2020-A
TAOT 2020-B
TAOT 2020-C
TAOT 2020-D
TAOT 2021-A
TAOT 2021-B
TAOT 2021-C
TAOT 2021-D
TAOT 2022-A
TAOT 2022-B
TAOT 2022-C
TAOT 2022-D
TAOT 2023-A
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49

***Source**: Company Reports as of May 2023 payment date*

TOYOTA FINANCIAL SERVICES 31

TOYOTA FINANCIAL SERVICES 32 TALNT ABS Performance Source : Company Reports as of May 2023 payment date 0 0.1 0.2 0.3 0.4 0.5 0.6 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 3mo Average 60+ Days Delinquencies Metric (%) TALNT19-1 TALNT20-1 TALNT21-1 TALNT22-1 -0.1 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 Annualized 3mo Average Net Credit Loss Metric (%) TALNT19-1 TALNT20-1 TALNT21-1 TALNT22-1

TOYOTA FINANCIAL SERVICES 33 Lease Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of March 31, 2023. Includes leases for Toyota and Lexus brands only 747 743 748 744 737 CY19 CY20 CY21 CY22 CY23 Weighted Average FICO 37 37 37 37 38 CY19 CY20 CY21 CY22 CY23 Weighted Average Lease Term 55.1% 53.1% 55.5% 52.6% 51.4% 27.7% 26.0% 25.6% 23.8% 19.8% 9.7% 11.7% 10.9% 15.2% 20.8% 7.5% 9.2% 8.1% 8.5% 8.0% CY19 CY20 CY21 CY22 CY23 Distribution of Leases by Vehicle Type* CUVs Passenger Cars Light Duty Trucks SUVs 43% 44% 41% 37% 37% 57% 56% 59% 63% 63% CY19 CY20 CY21 CY22 CY23 Make Lexus Toyota

TOYOTA FINANCIAL SERVICES 34 Source: Company Reports as of March 31, 2023 Lease Managed Portfolio Performance $25 $32 $37 $40 $41 $42 $41 FY23 FY22 FY21 FY20 FY19 FY18 FY17 Lease Portfolio Balance ($B) $32 $25 Mar 2022 Mar 2023 0.81 1.06 1.25 1.36 1.44 1.48 1.44 FY23 FY22 FY21 FY20 FY19 FY18 FY17 Contracts Outstanding (#M) 1.06 0.81 Mar 2022 Mar 2023 -0.5% 0.0% 0.5% 1.0% FY23 FY22 FY21 FY20 FY19 FY18 FY17 0.03% 0.17% Mar 2022 Mar 2023 Gross Charge Offs - 0.04% 0.07% Mar 2022 Mar 2023 Net Losses Performance by Lease Balance Outstanding 0.0% 0.5% 1.0% 1.5% FY23 FY22 FY21 FY20 FY19 FY18 FY17 0.29% 0.48% 0.23% 0.26% Mar 2022 Mar 2023 Mar 2022 Mar 2023% 60+D Past Due % Repossessed Performance by Contracts Outstanding

TOYOTA FINANCIAL SERVICES 35 Lease: Cumulative Net Credit Losses by Vintage Source : Company Reports as of March 31 , 2023 2015 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 1.0% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

TOYOTA FINANCIAL SERVICES 36 TLOT ABS Characteristics *Percentages may not sum to 100% due to rounding Source: Company Reports as of May 31, 2023 773 772 772 772 2021-A 2021-B 2022-A 2023-A Weighted Average FICO 67.5% 69.2% 68.7% 72.6% 50% 55% 60% 65% 70% 75% 2021-A 2021-B 2022-A 2023-A Base Residual as % of Initial Securitization Value 38 38 38 37 28 27 28 27 10 11 11 10 2021-A 2021-B 2022-A 2023-A Original Term Remaining Payments Seasoning Weighted Avg Original and Remaining Payments 55.6% 55.0% 57.0% 55.6% 31.1% 29.5% 29.5% 25.4% 8.5% 9.1% 7.5% 8.8% 4.8% 6.3% 6.1% 10.2% 2021-A 2021-B 2022-A 2023-A CUVs Passenger Cars SUVs Light Duty Trucks Vehicle Type *

TLOT Performance



Cumulative Residual Gain (Loss)
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26
TLOT2021-A
TLOT2021-B
TLOT2022-A
TLOT2023-A



Cumulative Net Loss
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26
TLOT2021-A
TLOT2021-B
TLOT2022-A
TLOT2023-A



60+ Days Delinquencies
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26
TLOT2021-A
TLOT2021-B
TLOT2022-A
TLOT2023-A

***Source**: Company Reports as of May 2023 payment date*

TOYOTA FINANCIAL SERVICES 37

TOYOTA FINANCIAL SERVICES 38 Appendix

TOYOTA FINANCIAL SERVICES 39 TMCC Financial Performance (1) Percentage of gross earning assets (2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allow anc e for credit losses) Source : TMCC March 31, 2023 10 - K Consolidated Income Statement Fiscal Year Ended March 31, (USD millions) 2022 2023 Total Financing Revenues 11,920 11,293 less: Interest Expense and Depreciation 7,247 8,176 add: Other Income 989 1,150 Net Financing Revenues and Other 5,662 4,267 Net Income 2,535 979 Credit Performance March 31, 2022 2023 Over 60 Days Delinquent (1) Retail 0.43% 0.61% Lease 0.26% 0.40% Allowance for Credit Losses (1) (2) 1.49% 1.62% Fiscal Year Ended March 31, 2022 2023 Net Credit Losses (1) 0.22% 0.54%

TOYOTA FINANCIAL SERVICES 40 Credit Support Agreement TFSC Credit Support Agreement Securities (1) issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC • TFSC will own 100% of TMCC • TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding • If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds avail abl e to TMCC to ensure that all such payment obligations are paid as due • Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyot a t o provide a rating has confirmed no change in rating of all such securities TMC Credit Support Agreement TFSC in turn has the benefit of a credit support agreement with TMC • Same key features as TFSC/TMCC credit support agreement • TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding TFSC’s and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations (1) “Securities” defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does n ot include asset - backed securities issued by TMCC’s securitization trusts.

Retail Loan Origination Profile

TMCC Retail Auto Loan Originations

Original Summary Characteristics by Vintage Origination Year:	2019	2020	2021	2022	2023
Number of Pool Assets	948,970	1,007,542	1,053,629	1,043,884	229,313
Original Pool Balance	$27,579,012,944	$30,738,117,735	$34,544,936,474	$36,849,953,504	$8,006,901,145
Average Initial Loan Balance	$29,062	$30,508	$32,787	$35,301	$34,917
Weighted Average Interest Rate	5.02%	4.48%	4.91%	5.59%	7.44%
Weighted Average Original Term	69 Months	70 Months	72 Months	70 Months	69 Months
Weighted Average FICO	740	731	726	732	730
Minimum FICO	382	376	395	397	404
Maximum FICO	900	900	900	900	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:					
State 1	CA - 21.3%	CA - 22.0%	CA - 23.2%	CA - 23.0%	CA - 22.5%
State 2	TX - 15.2%	TX - 15.0%	TX - 15.6%	TX - 16.2%	TX - 15.3%
State 3	VA - 4.5%	VA - 4.6%	NY - 4.2%	NY - 4.4%	NY - 4.7%
State 4	NY- 4.0%	NY - 4.1%	VA - 4.1%	MD - 3.8%	VA - 3.8%
State 5	PA - 3.9%	PA - 4.0%	MD - 3.9%	PA - 3.7%	MD - 3.7%
Distribution of Receivables by Contract Rate:[1]					
Less than 2.0%	17.6%	24.6%	16.3%	5.9%	0.6%
2.0% - 3.99%	22.6%	23.1%	28.0%	32.8%	7.6%
4.0% - 5.99%	31.1%	27.2%	29.7%	27.4%	39.7%
6.0% - 7.99%	15.3%	12.6%	13.2%	15.9%	15.8%
8.0% - 9.99%	6.0%	5.1%	5.4%	9.6%	18.3%
10.0% - 11.99%	2.8%	2.6%	2.4%	3.8%	10.4%
12.0% - 13.99%	1.8%	1.6%	1.6%	1.6%	3.7%
14.0% - 15.99%	1.0%	1.2%	1.2%	0.9%	1.2%
16.0% and greater	1.8%	2.0%	2.1%	2.0%	2.8%
Total	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:					
Percentage of Non-Toyota/Non-Lexus	3.6%	5.9%	8.2%	7.3%	6.2%
Percentage of 75+ Month Term	23.0%	28.0%	29.1%	19.1%	16.9%
Percentage of Used Vehicles	26.9%	31.6%	36.5%	34.3%	34.1%

(1) Percentages may not add to 100.0% due to rounding.

Source: *Company Reports as of March 31, 2023*

TOYOTA FINANCIAL SERVICES 41

Managed Portfolio Performance – Retail Loan

TMCC Retail Loan Delinquency Experience[1]

	At March 31,				
	2023	2022	2021	2020	2019
Outstanding Contracts[2]	3,382,927	3,267,466	3,237,181	3,142,143	3,097,464
Number of Accounts Past Due in the following categories					
30 - 59 days	50,632	40,744	27,476	40,205	38,498
60 - 89 days	15,348	10,731	7,223	11,604	9,576
Over 89 days	14,344	10,389	8,500	12,219	8,240
Delinquencies as a Percentage of Contracts Outstanding[3]					
30 - 59 days	1.50%	1.25%	0.85%	1.28%	1.24%
60 - 89 days	0.45%	0.33%	0.22%	0.37%	0.31%
Over 89 days	0.42%	0.32%	0.26%	0.39%	0.27%

(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Number of contracts outstanding at end of period.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.

Source: *Company Reports*

TOYOTA FINANCIAL SERVICES 42

Managed Portfolio Performance – Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands)[1]

	For the Fiscal Years Ended March 31,				
	2023	2022	2021	2020	2019
Principal Balance Outstanding [2]	$72,573,179	$67,146,402	$62,833,053	$56,265,888	$53,236,380
Average Principal Balance Outstanding [3]	$69,859,790	$64,989,727	$59,549,471	$54,751,134	$52,998,211
Number of Contracts Outstanding	3,382,927	3,267,466	3,237,181	3,142,143	3,097,464
Average Number of Contracts Outstanding [3]	3,325,197	3,252,324	3,189,662	3,119,804	3,127,920
Number of Repossessions [4]	35,962	28,180	28,423	34,899	35,694
Number of Repossessions as a Percent of the Number of Contracts Outstanding	1.06%	0.86%	0.88%	1.11%	1.15%
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding	1.08%	0.87%	0.89%	1.12%	1.14%
Gross Charge-Offs [5]	$495,938	$222,023	$278,833	$352,213	$323,962
Recoveries [6]	$58,752	$54,989	$47,917	$49,191	$48,871
Net Losses	$437,186	$167,034	$230,916	$303,022	$275,091
Net Losses as a Percentage of Principal Balance Outstanding	0.60%	0.25%	0.37%	0.54%	0.52%
Net Losses as a Percentage of Average Principal Balance Outstanding	0.63%	0.26%	0.39%	0.55%	0.52%

[1] The net loss and repossession data reported in this table includes all retail installments sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMC.
[2] Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal balance for actuarial contracts. Actuarial contracts do not comprise any of the Receivables.
[3] Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
[4] Includes bankrupt repossessions but excludes bankruptcies.
[5] Amount charged off is the principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
[6] Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.

[7] Annualized

Source: *Company Reports*

TOYOTA FINANCIAL SERVICES 43

TOYOTA FINANCIAL SERVICES 44 Source : Company Reports Retail Loan ABS Comparison Original Summary Characteristics by Prior Securitization: TAOT 2020-B TAOT 2020-C TAOT 2020-D TAOT 2021-A TAOT 2021-B TAOT 2021-C TAOT 2021-D TAOT 2022-A TAOT 2022-B TAOT 2022-C TAOT 2022-D TAOT 2023-A TAOT 2023-B Number of Pool Assets 67,524 86,264 87,460 89,958 78,636 75,689 75,426 77,985 77,626 65,964 68,972 69,360 67,500 Initial Pool Balance $1,275,392,995.27 $1,659,837,859.33 $1,652,997,849.97 $1,822,777,183.00 $1,666,956,330.00 $1,666,028,014.87 $1,667,553,462.91 $1,775,873,551.06 $1,836,639,189.92 $1,661,936,432.71 $1,807,594,097.92 $1,813,667,857.76 $1,795,999,450.37 Average Principal Balance $18,888.00 $19,241.37 $18,900.04 $20,263.00 $21,198.00 $22,011.49 $22,108.47 $22,771.99 $23,660.10 $25,194.60 $26,207.65 $26,148.61 $26,607.40 Weighted Average Interest Rate 3.26% 3.43% 3.46% 3.06% 3.08% 3.05% 3.15% 3.27% 3.27% 3.37% 3.44% 3.64% 4.05% Weighted Average Original Term 66 66 66 65 65 65 66 66 66 67 67 66 66 Weighted Average Remaining Term 49 50 50 51 53 53 54 55 55 56 57 56 55 Weighted Average FICO 767 769 769 769 767 767 765 765 766 765 765 766 765 Minimum FICO 620 620 620 620 620 620 620 620 620 620 620 620 620 Maximum FICO 900 900 900 900 900 900 900 900 900 900 900 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate Initial principal balance: State 1 CA – 24.2% CA – 23.8% CA – 23.3% CA – 23.7% CA – 26.0% CA – 26.4% CA – 26.8% CA – 26.9% CA – 28.2% CA – 26.9% CA – 27.29% CA – 26.46% CA – 25.24% State 2 TX – 14.8% TX – 14.2% TX – 13.9% TX – 12.5% TX – 13.0% TX – 12.7% TX – 13.3% TX – 13.7% TX – 12.9% TX – 12.9% TX – 13.09% TX – 13.30% TX – 14.61% State 3 IL – 4.7% PA – 5.0% IL – 4.5% IL – 4.7% IL – 4.5% PA – 4.3% PA – 4.1% IL – 4.5% PA – 4.0% PA – 4.2% PA – 4.09% PA – 4.35% IL – 4.15% State 4 PA – 4.1% IL – 4.7% PA – 4.1% PA – 4.4% PA – 4.4% IL – 4.2% IL – 4.1% PA – 4.4% IL – 4.0% Il – 4.0% NJ – 3.86% Il – 4.00% PA – 4.12% State 5 NJ – 3.7% VA – 3.8% VA – 3.9% VA – 3.8% VA – 3.6% NJ – 3.7% NJ – 3.7% VA – 3.5% NJ – 3.7% NJ – 3.7% Il – 3.83% NJ – 3.81% MD – 3.62% Distribution of Receivables by Contract Rate: (1) MD – 3.62% Less than 2.0% 42.68% 38.24% 36.96% 45.00% 43.08% 42.69% 40.45% 37.10% 32.70% 30.57% 22.28% 19.25% 18.44% 2.0% - 3.99% 25.74% 27.72% 28.73% 24.94% 27.06% 29.02% 30.30% 32.36% 38.79% 41.21% 50.81% 51.68% 46.97% 4.0% - 5.99% 20.33% 22.47% 22.83% 19.64% 19.84% 19.23% 19.84% 20.96% 19.78% 19.83% 18.88% 19.58% 21.51% 6.0% - 7.99% 6.95% 7.16% 7.14% 6.37% 6.08% 5.56% 5.75% 5.92% 5.34% 5.11% 4.91% 6.18% 8.40% 8.0% - 9.99% 2.29% 2.36% 2.33% 2.10% 2.15% 1.91% 2.00% 2.14% 2.03% 1.92% 1.88% 2.01% 2.96% 10.0% - 11.99% 1.20% 1.21% 1.16% 1.17% 1.08% 0.93% 0.98% 0.92% 0.78% 0.90% 0.74% 0.75% 1.02% 12.0% - 13.99% 0.57% 0.60% 0.61% 0.53% 0.47% 0.45% 0.47% 0.40% 0.39% 0.31% 0.36% 0.37% 0.40% 14.0% - 15.99% 0.18% 0.20% 0.18% 0.18% 0.18% 0.17% 0.18% 0.17% 0.15% 0.14% 0.11% 0.14% 0.20% 16.0% and greater 0.06% 0.05% 0.06% 0.07% 0.05% 0.04% 0.04% 0.02% 0.04% 0.03% 0.03% 0.04% 0.10% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% Distribution of Receivables by Vehicle Type: (1) Passenger Cars 33.99% 32.60% 31.67% 30.27% 31.22% 30.22% 30.89% 32.03% 31.46% 26.58% 27.49% 28.21% 28.55% Minivans 4.83% 4.26% 4.22% 3.04% NA NA NA NA NA NA NA NA NA Light Duty Trucks 17.87% 17.63% 17.08% 16.81% 15.87% 15.19% 14.00% 13.77% 12.83% 12.12% 12.09% 13.51% 16.86% SUVs 43.31% 45.50% 47.03% 49.87% 6.63% 6.93% 7.08% 7.01% 7.06% 7.05% 6.72% 6.50% 6.09% CUVs (2) NA NA NA NA 46.29% 47.66% 48.02% 47.20% 48.65% 54.25% 53.70% 51.78% 48.50% Total 100.00% 99.99% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% Distribution of Receivables by Make: (1) Toyota and Scion 87.18% 87.06% 85.87% 83.91% 83.73% 82.42% 82.40% 82.76% 80.71% 80.18% 79.83% 80.01% 81.72% Lexus 12.82% 12.94% 14.13% 16.09% 16.27% 17.58% 17.60% 17.24% 19.29% 19.82% 20.17% 19.99% 18.28% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% Share of Original Assets: Percentage with Original Scheduled Payments > 60 months 54.52% 57.35% 56.23% 49.18% 50.61% 50.46% 52.33% 54.48% 55.04% 65.07% 65.50% 63.10% 62.35% Percentage of Used Vehicles 20.86% 21.38% 23.33% 26.33% 25.41% 26.34% 27.45% 27.34% 23.26% 22.78% 21.56% 20.94% 18.72% (1) Percentages may not add to 100.00% due to rounding (2) Vehicles categorized in this table as “CUVs” are included in the category of “SUVs” prior to TAOT 2021-B, and vehicles categorized as “Minivans” in each securitization prior to TAOT 2021-B are categorized as “CUVs” in TAOT 2021-B.

Lease Origination Profile

Original Summary Characteristics by Vintage Origination Year:	2019	2020	2021	2022	2023
Number of Pool Assets	481,778	385,379	383,011	184,817	44,641
Original Pool Balance	$17,527,285,319	$14,392,981,563	$14,903,774,629	$7,419,017,197	$1,910,655,926
Average Initial Lease Balance	$36,380	$37,348	$38,912	$40,143	$42,800
Weighted Average Original Term	37	37	37	37	38
Weighted Average FICO	747	743	748	744	737
Minimum FICO	395	394	369	426	432
Maximum FICO	900	900	900	900	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate Net Capital Cost:					
State 1	CA - 22.6%	CA - 21.4%	CA - 22.0%	CA - 20.2%	CA - 21.%
State 2	NY - 11.4%	NY - 11.0%	NY - 11.5%	NY - 11.%	TX - 11.9%
State 3	NJ - 7.2%	NJ - 6.8%	NJ - 7.3%	TX - 8.4%	NY - 9.9%
State 4	FL - 7.0%	FL - 8.3%	FL - 8.6%	FL - 8.3%	FL - 8.1%
State 5	TX - 6.8%	TX - 7.6%	TX - 6.9%	NJ - 7.6%	NJ - 6.8%
Distribution of Receivables by Vehicle Type: (1)					
Passenger Cars	27.7%	26.0%	25.6%	23.8%	19.8%
Light Duty Trucks	9.7%	11.7%	10.9%	15.2%	20.8%
SUVs	7.5%	9.2%	8.1%	8.5%	8.0%
CUVs	55.1%	53.1%	55.5%	52.6%	51.4%
Total	100.00%	100.00%	100.00%	100.00%	100.00%
Distribution of Receivables by Make: (1)					
Toyota	57.5%	55.8%	58.8%	62.5%	62.8%
Lexus	42.5%	44.2%	41.2%	37.5%	37.2%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

(1) Percentages may not add to 100.0% due to rounding.

Source: *Company Reports as of March 31, 2023*

TOYOTA FINANCIAL SERVICES 45

TOYOTA FINANCIAL SERVICES 46 Managed Portfolio Performance - Lease (1) Data presented in the table is based upon Lease Balance for new and used vehicles. (2) Number of contracts outstanding at end of period. (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to b e p ast due if less than 90% of such payment is made. Source: Company Reports TMCC Lease Delinquency Experience (1) At March 31, 2023 2022 2021 2020 2019 Outstanding Contracts (2) 813,606 1,057,438 1,248,019 1,362,691 1,441,680 Number of Accounts Past Due in the following categories 30 - 59 days 7,589 7,421 6,356 12,379 10,497 60 - 89 days 2,198 1,777 1,615 3,017 2,613 Over 89 days 1,691 1,287 1,100 1,724 1,456 Delinquencies as a Percentage of Contracts Outstanding (3) 30 - 59 days 0.93% 0.70% 0.51% 0.91% 0.73% 60 - 89 days 0.27% 0.17% 0.13% 0.22% 0.18% Over 89 days 0.21% 0.12% 0.09% 0.13% 0.10%

Managed Portfolio Performance - Lease

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands)[(1)]

	For the Fiscal Years Ended March 31,				
	2023	2022	2021	2020	2019
Lease Contracts Outstanding ($) [(2)]	$25,245,328	$32,383,470	$37,225,686	$39,532,930	$41,228,179
Average Lease Contracts Outstanding ($)	$28,145,158	$35,446,715	$37,593,542	$40,586,875	$41,961,871
Number of Lease Contracts Outstanding (Units)	813,606	1,057,438	1,248,110	1,362,756	1,441,680
Average Number of Lease Contracts Outstanding (Units) [(3)]	914,831	1,162,957	1,290,643	1,400,448	1,473,405
Number of Repossessions Sold (Units) [(4)]	2,377	2,656	4,454	8,052	11,474
Number of Repossessions Sold as a Percent of the Average Number of Lease Contracts Outstanding [(7)]	0.26%	0.23%	0.35%	0.57%	0.78%
Charge-Offs ($) [(5)]	$42,578	$8,914	$74,646	$100,313	$134,435
Charge-Offs (Units)	13,263	16,223	19,121	21,124	30,396
Recoveries ($) [(6)]	$22,415	$22,291	$27,503	$44,452	$46,525
Net (Gains)/Losses ($)	$20,163	($13,377)	$47,143	$55,861	$87,910
Net (Gains)/Losses as a Percentage of Average Dollar Amount of Lease Contracts Outstanding [(7)]	0.07%	-0.04%	0.13%	0.14%	0.21%

(1) Includes contracts that have been sold but are still being serviced by TMCC (excluding TCPR).
(2) Outstanding balance is equal to the net book value of the related Lease.
(3) Averages are computed by taking an average of the month end outstanding amounts for each period presented.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.

(7) Annualized

***Source**: Company Reports as of March 31, 2023*

TOYOTA FINANCIAL SERVICES 47

TMCC Managed Lease Portfolio Residual Loss Experience - Aggregate Portfolio[(1)(2)]

TMCC Managed Lease Portfolio Residual Loss Experience - Aggregate Portfolio(1)(2)

	For the Three Months Ended March 31,		For the Calendar Years Ended December 31,				
	2023	2022	2022	2021	2020	2019	2018
Total Number of Vehicles Scheduled to Terminate	78,975	101,145	399,256	456,075	447,288	512,295	478,587
Total ALG Residuals on Vehicles Scheduled to Terminate	$1,535,562,920	$2,105,119,980	$8,074,529,154	$8,708,633,563	$8,481,913,698	$9,454,199,686	$8,692,189,995
Number of Vehicles Returned to TMCC[(3)]	1,820	2,564	9,160	48,893	173,672	272,630	268,730
Number of Vehicles Going to Full Term[(4)]	32,983	53,172	188,198	238,456	273,229	305,965	271,132
Vehicles Returned to TMCC Ratio	2.3%	2.5%	2.3%	10.7%	38.8%	53.2%	56.2%
Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[(5)]	$5,711,749	$7,870,545	$27,883,126	$175,597,275	$290,069,952	$410,323,395	$198,165,877
Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[(5)]	$3,138	$3,070	$3,044	$3,591	$1,670	$1,505	$737
Total ALG Residuals on Vehicles Returned to TMCC	$33,893,795	$49,201,820	$174,624,797	$997,449,401	$3,424,893,778	$5,077,031,398	$4,924,842,497
Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC	16.9%	16.0%	16.0%	17.6%	8.5%	8.1%	4.0%
Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate	0.4%	0.4%	0.3%	2.0%	3.4%	4.3%	2.3%
Average Contract Residual Value as a Percentage of Adjusted MSRP[(6)]	57.5%	57.2%	57.4%	56.2%	58.5%	60.6%	60.5%
Average ALG Residual as a Percentage of Adjusted MSRP[(6)]	50.8%	52.5%	51.7%	50.6%	51.2%	51.5%	51.8%
Percentage Difference	6.6%	4.8%	5.8%	5.5%	7.3%	9.2%	8.6%

(1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust with FICO® scores of at least 620 and original terms between 24 and 48 months, excluding full Battery Electric and Hydrogen Fuel Cell Vehicles. The residual value loss data reported in this table also includes lease contracts that have been sold but are still being serviced by TMCC.
(2) For purposes of this table, the "ALG Residual" for each leased vehicle is equal to the related residual value estimate produced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15,000 miles/year) or, if such estimate is unavailable, the related Contract Residual Value.
(3) Excludes repossessions, charge-offs, and vehicles in inventory, but includes early terminations
(4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 days prior to scheduled maturity.
(5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections.
(6) Adjusted MSRP includes value added vehicle adjustments.

***Source**: Company Reports*

TOYOTA FINANCIAL SERVICES 48

TMCC Managed Lease Portfolio Residual Loss Experience – By Make [1][2]

TMCC Managed Lease Portfolio Residual Loss Experience - By Make[1][2]

		For the Three Months Ended March 31,		For the Calendar Years Ended December 31,				
		2023	2022	2022	2021	2020	2019	2018
Lexus	Total Number of Vehicles Scheduled to Terminate	27,890	40,233	142,618	141,593	142,290	161,989	156,786
	Total ALG Residuals on Vehicles Scheduled to Terminate	$664,970,330	$1,011,643,757	$3,422,644,082	$3,400,554,672	$3,427,096,320	$3,904,496,867	$3,834,300,871
	Number of Vehicles Returned to TMCC[3]	495	789	2,549	24,295	77,970	115,316	114,723
	Number of Vehicles Going to Full Term[4]	11,456	21,218	64,229	70,312	80,793	88,182	85,237
	Vehicles Returned to TMCC Ratio	1.8%	2.0%	1.8%	17.2%	54.8%	71.2%	73.2%
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[5]	$1,909,166	$3,216,696	$10,026,758	$110,510,332	$169,363,733	$141,199,460	$46,288,509
	Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[5]	$3,857	$4,077	$3,934	$4,549	$2,172	$1,224	$403
	Total ALG Residuals on Vehicles Returned to TMCC	$11,729,655	$19,227,063	$60,733,897	$579,452,262	$1,874,853,641	$2,756,487,617	$2,786,744,518
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC	16.3%	16.7%	16.5%	19.1%	9.0%	5.1%	1.7%
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate	0.3%	0.3%	0.3%	3.2%	4.9%	3.6%	1.2%
	Average Contract Residual Value as a Percentage of Adjusted MSRP[6]	52.6%	54.1%	52.5%	53.0%	56.2%	58.4%	59.6%
	Average ALG Residual as a Percentage of Adjusted MSRP[6]	47.5%	49.4%	47.2%	46.9%	47.9%	49.1%	50.1%
	Percentage Difference	5.2%	4.7%	5.3%	6.0%	8.3%	9.2%	9.4%

(1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust with FICO® scores of at least 620 and original terms between 24 and 48 months, excluding full Battery Electric and Hydrogen Fuel Cell Vehicles. The residual value loss data reported in this table also includes lease contracts that have been sold but are still being serviced by TMCC.
(2) For purposes of this table, the "ALG Residual" for each leased vehicle is equal to the related residual value estimate produced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15,000 miles/year) or, if such estimate is unavailable, the related Contract Residual Value.
(3) Excludes repossessions, charge-offs, and vehicles in inventory, but includes early terminations
(4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 days prior to scheduled maturity.
(5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections.
(6) Adjusted MSRP includes value added vehicle adjustments.

***Source**: Company Reports*

TOYOTA FINANCIAL SERVICES 49

TMCC Managed Lease Portfolio Residual Loss Experience – By Make [1][2]

TMCC Managed Lease Portfolio Residual Loss Experience - By Make[1][2]

		For the Three Months Ended March 31,		For the Calendar Years Ended December 31,				
		2023	2022	2022	2021	2020	2019	2018
Toyota	Total Number of Vehicles Scheduled to Terminate	51,085	60,912	256,638	314,482	304,998	350,306	321,801
	Total ALG Residuals on Vehicles Scheduled to Terminate	$870,592,590	$1,093,476,223	$4,651,885,072	$5,308,078,891	$5,054,817,378	$5,549,702,819	$4,857,889,124
	Number of Vehicles Returned to TMCC[3]	1,325	1,775	6,611	24,598	95,702	157,314	154,007
	Number of Vehicles Going to Full Term[4]	21,527	31,954	123,969	168,144	192,436	217,783	185,895
	Vehicles Returned to TMCC Ratio	2.6%	2.9%	2.6%	7.8%	31.4%	44.9%	47.9%
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[5]	$3,802,583	$4,653,848	$17,856,368	$65,086,943	$120,706,219	$269,123,935	$151,877,368
	Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[5]	$2,870	$2,622	$2,701	$2,646	$1,261	$1,711	$986
	Total ALG Residuals on Vehicles Returned to TMCC	$22,164,140	$29,974,757	$113,890,900	$417,997,138	$1,550,040,137	$2,320,543,781	$2,138,097,979
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC	17.2%	15.5%	15.7%	15.6%	7.8%	11.6%	7.1%
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate	0.4%	0.4%	0.4%	1.2%	2.4%	4.9%	3.1%
	Average Contract Residual Value as a Percentage of Adjusted MSRP[6]	61.6%	60.5%	61.8%	58.5%	60.2%	62.4%	61.2%
	Average ALG Residual as a Percentage of Adjusted MSRP[6]	53.8%	55.7%	55.6%	53.4%	53.8%	53.2%	53.3%
	Percentage Difference	7.9%	4.8%	6.2%	5.1%	6.5%	9.2%	7.9%

(1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust with FICO® scores of at least 620 and original terms between 24 and 48 months, excluding full Battery Electric and Hydrogen Fuel Cell Vehicles. The residual value loss data reported in this table also includes lease contracts that have been sold but are still being serviced by TMCC.
(2) For purposes of this table, the "ALG Residual" for each leased vehicle is equal to the related residual value estimate produced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15,000 miles/year) or, if such estimate is unavailable, the related Contract Residual Value.
(3) Excludes repossessions, charge-offs, and vehicles in inventory, but includes early terminations
(4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 days prior to scheduled maturity.
(5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections.
(6) Adjusted MSRP includes value added vehicle adjustments.

***Source**: Company Reports*

TOYOTA FINANCIAL SERVICES 50

Lease ABS Comparison

Toyota Lease Owner Trust (TLOT)

Original Summary Characteristics by Prior Securitization:	TLOT 2021-A	TLOT 2021-B	TLOT 2022-A	TLOT 2023-A
Number of Specified Leases	51,807	52,975	42,773	47,881
Aggregate Securitization Value	$1,492,537,313.75	$1,552,238,806.88	$1,301,865,323.91	$1,432,914,189.44
Total of Base Residual Values	$1,006,870,109.91	$1,074,733,012.67	$893,980,936.98	$1,039,869,534.36
Base Residual as a Percentage of Aggregate Securitization Value	67.5%	69.2%	68.7%	72.6%
Average Securitization Value	$28,809.57	$29,301.35	$30,436.61	$29,926.57
Average Base Residual Value	$19,435.02	$20,287.55	$20,900.59	$21,717.79
Original Number of Monthly Payments	38	38	38	37
Remaining Number of Monthly Payments	28	27	28	27
Weighted Average FICO	773	772	772	772
Minimum FICO	620	620	620	620
Maximum FICO	900	900	900	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate securitization value:				
State 1	CA – 19.3%	CA – 19.8%	CA – 20.0%	CA – 19.4%
State 2	NY – 11.7%	NY – 11.9%	NY – 11.3%	NY – 13.6%
State 3	FL – 8.8%	FL – 9.1%	FL – 10.6%	TX – 9.0%
State 4	NJ – 8.1%	NJ – 7.9%	TX – 7.8%	FL – 8.3%
State 5	TX – 7.9%	TX – 7.4%	NJ – 7.6%	NJ – 8.1%
Distribution of Receivables by Vehicle Type: (1)				
Passenger Cars	31.1%	29.5%	29.5%	25.4%
Light Duty Trucks	4.8%	6.3%	6.1%	10.2%
SUVs	8.5%	9.1%	7.5%	8.8%
CUVs	55.6%	55.0%	57.0%	55.6%
Total	100.00%	100.00%	100.00%	100.00%
Distribution of Receivables by Make: (1)				
Toyota	49.6%	51.0%	47.9%	60.0%
Lexus	50.4%	49.0%	52.1%	40.0%
Total	100.00%	100.00%	100.00%	100.00%

(1) Percentages may not add to 100.00% due to rounding

Source: *Company Reports*

TOYOTA FINANCIAL SERVICES 51